Prudential Government Securities Money Market Fund, of
Prudential Investment Portfolios 11
Prudential MoneyMart Assets, Inc.
(together, the Funds)

Supplement dated March 15, 2010
to the Funds’
 Statement of Additional Information

The following disclosure is added after the fifth paragraph under the section of the statement of additional information of the Funds’ entitled “Information on Sales Charges & Distribution-Related Expenses--Distributor”:

“Effective on or about April 1, 2010, the Distributor will no longer pay any trailer (i.e., distribution and/or service fees paid by the Distributor to certain financial intermediaries for ongoing distribution and account services) on Prudential Government Securities Money Market Fund’s Class A shares.  Effective on or about April 1, 2010, the Distributor will no longer pay any trailer on Prudential MoneyMart Assets, Inc.’s Class A, Class L, Class M and Class X shares. (Class M and Class X shares normally begin paying trailers after year 8.)  The Distributor may resume trailer payments for the Fund’s in the future.”

LR334